UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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TURBODYNE TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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TURBODYNE TECHNOLOGIES, INC.

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
JUNE 30, 2004

To our Shareholders:

Notice is hereby given that the 2004 annual meeting of the shareholders of Turbodyne Technologies, Inc., a Nevada corporation (the “Company”) will be held at the head office of the Company at 6155 Carpinteria Avenue, Carpinteria, California 93013 on June 30, 2004, commencing at 11:00 a.m. Pacific Time, for the following purposes:

1.	To elect one Class I director to the board of directors of the Company;

2.	To elect one Class III director to the board of directors of the Company;

3.	To increase the number of authorized shares of the common stock of the Company to 1,000,000,000 shares;

4.	To approve the Company's 2004 Stock Incentive Plan;

5.	To ratify the selection of BDO Dunwoody LLP as independent public accountants for the Company for the year ending December 31, 2003; and

6.	To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

Only shareholders of record at the close of business on May 5, 2004 are entitled to notice of, and to vote at, the annual meeting.

Shareholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF TURBODYNE TECHNOLOGIES, INC.

“Andrew Martyn-Smith”

Andrew Martyn-Smith, President
Carpinteria, California
May 31, 2004

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE TURBODYNE TECHNOLOGIES, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

TURBODYNE TECHNOLOGIES, INC.
6155 Carpinteria Avenue
Carpinteria, CA 93013

PROXY STATEMENT
FOR THE 2004 ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON JUNE 30, 2004

ANNUAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Turbodyne Technologies, Inc. (“We”, “Us”, “Our”, or “Turbodyne”) for use at the 2004 annual meeting of the shareholders to be held on June 30, 2004 at 11:00 am Pacific Time at 6155 Carpinteria Avenue, Carpinteria, California 93013, and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual meeting.

This proxy statement, the notice of meeting, the enclosed form of proxy and our Annual Report on Form 10-KSB for the year ended December 31, 2003 are expected to be mailed to our shareholders on or about June 14, 2004.

Our 2004 Stock Incentive Plan is attached to this proxy statement as Exhibit A.

ENTITLEMENT TO VOTE

If you are a record holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the annual meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in a “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

VOTING OF PROXIES

You can vote the shares that you own on the record date by either attending the annual meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the annual meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the annual meeting;

(b)	executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the annual meeting; or

(c)
attending the annual meeting, giving affirmative notice at the annual meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the annual meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted in accordance with the instructions of the shareholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the annual meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the annual meeting.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to Turbodyne Technologies, Inc., 6155 Carpinteria Avenue, Carpinteria, California 93013, Attention: Ms. Marsha Chandler, Secretary.

RECORD DATE AND SHARES ENTITLED TO VOTE

Our board of directors has fixed the close of business on May 5, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were 148,914,616 shares of our common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

QUORUM

A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the annual meeting is thirty three and one-third percent (33 1/3%) of our issued and outstanding shares as of the record date.

In order to be counted for purposes of determining whether a quorum exists at the annual meeting, shares must be present at the annual meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1.	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

2.	shares represented by properly executed proxies for which no instruction has been given; and

3.	broker non-votes.

Broker non-votes occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

VOTES REQUIRED

The affirmative vote of the holders of a plurality of the shares of common stock voting is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors. Broker non-votes will have no effect on the election of directors.

The affirmative vote of the holders of a majority of our common stock represented at the annual meeting in person or by proxy is required for:

(a)	the approval of our 2004 Stock Incentive Plan;

(b)	the approval of the amendment to our Articles of Incorporation to increase our authorized number of shares of our common stock from 150,000,000 to 1,000,000,000; and

(c)	the ratification of the appointment of our independent public accountants.

Shareholders may vote in favor or against any of these proposals, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to these proposals.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the annual meeting.

SOLICITATION OF PROXIES

This proxy solicitation is being made on behalf of our board of directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of May 5, 2004 by: (i) each of our directors and nominees, (ii) each of our named executive officers, and (iii) officers and directors as a group. No person or group is known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
Common Stock	Eugene O’Hagan Director 6155 Carpinteria Avenue, Carpinteria, CA 93013	675,000(2) Indirect	0.45%
Common Stock	Andrew Martyn-Smith Director, President, Chief Executive Officer, Chief Financial Officer and Treasurer 6155 Carpinteria Avenue Carpinteria, CA 93013	675,000(3) Indirect	0.45%
Common Stock	Randall Fox Nominee 6155 Carpinteria Avenue Carpinteria, CA 93013	0	0%
Common Stock	All Officers and Directors as a Group (4 persons)	2,500,800(4)	1.67%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 5, 2004. As of May 5, 2004, there were 148,914,616 shares of our common stock issued and outstanding.

(2)
Consists of 675,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. O’Hagan within 60 days of May 5, 2004. Mr. O’Hagan has agreed not to exercise any options held by him unless we have sufficient authorized capital for the exercise of such options.

(3)
Consists of 675,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Martyn-Smith within 60 days of May 5, 2004. Mr. Martyn-Smith has agreed not to exercise any options held by him unless we have sufficient authorized capital for the exercise of such options.

(4)
Includes 800 shares held directly by Ms. Marsha Chandler, our secretary, and 1,150,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. David Willett, our chief operating officer, within 60 days of May 5, 2004. Mr. Willett has agreed not to exercise any options held by him unless we have sufficient authorized capital for the exercise of such options.

EQUITY COMPENSATION PLAN INFORMATION

We currently have five equity compensation plans under which shares of our common stock have been authorized for issuance to our officers, directors, employees and eligible consultants. These equity compensation plans include our 2000 Stock Option Plan, our 2002 Stock Option Plan, our 2002 Stock Incentive Plan, our 2003 Stock Incentive Plan and our 2004 Stock Incentive Plan. We filed: (i) a registration statement on Form S-8 under the Securities Act of 1933, as amended, to register the 3,000,000 shares of our common stock granted under the 2003 Stock Incentive Plan on August 14, 2003; (ii) a registration statement on Form S-8 under the Securities Act of 1933, as amended, to register the 7,500,000 shares of our common stock which may be issued pursuant to the 2002 Stock Incentive Plan on December 19, 2002; and (iii) a registration statement on Form S-8 under the Securities Act of 1933, as amended, to register the 6,000,000 shares of our common stock which may be issued pursuant to the 2002 Stock Option Plan on November 2, 2002.

Our 2000 Stock Option Plan and our 2002 Stock Option Plan have been approved by our stockholders. Our 2002 Stock Incentive Plan, 2003 Stock Incentive Plans and 2004 Stock Incentive Plans have not been approved by our stockholders.

The following summary information is presented for our 2000 Stock Option Plan, 2002 Stock Option Plan, 2002 Stock Incentive Plan, 2003 Stock Incentive Plan and 2004 Stock Incentive Plan on an aggregate basis as of December 31, 2003. For a more detailed discussion, please refer to our audited financial statements attached to our annual report on Form 10-KSB for the year ended December 31, 2003.

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	2,251,666 Shares of Common Stock	$0.21 per Share of Common Stock	Nil
Equity Compensation Plans Not Approved By Security Holders	1,928,000 Shares of Common Stock	$0.08 per Share of Common Stock	9,786,795 Shares

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the annual meeting except for our current and future directors and executive officers inasmuch as they may be granted stock options or stock awards pursuant to our 2004 Stock Incentive Plan:

1.	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

2.	each nominee for election as one of our directors; or

3.	any affiliate or associate of any of the foregoing persons.

PROPOSAL NUMBER ONE

ELECTION OF CLASS I AND CLASS III DIRECTORS TO OUR BOARD OF DIRECTORS

YOUR BOARD RECOMMENDS A VOTE “FOR” THE SOLE NOMINEE.
DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

ELECTION OF DIRECTORS

Our board of directors is divided into three classes of directors, namely Class I, Class II and Class II directors, in accordance with our Articles of Incorporation. Directors of each class of directors are elected for staggered three-year terms. The current terms of each class of directors expires as follows:

•	Class I directors – 2004 annual meeting;

•	Class II directors – 2005 annual meeting; and

•	Class III directors – 2003 annual meeting.

We did not hold an annual meeting of stockholders in 2003. Accordingly, the members of both Class I and Class III will be elected at our 2004 annual meeting, to serve until the annual meeting of stockholders to be held in 2007 and 2006, respectively, and until their successors have been elected and qualified.

Mr. Eugene O’Hagan is our sole Class II director and his term expires at our 2005 annual general meeting. Mr. Andrew Martyn-Smith is our sole Class III director and his term expired at our 2003 annual general meeting.

Each director serves until the end of his term and until his successor has been elected and qualified.

Our officers serve at the discretion of our board of directors.

Shareholders will appoint at the annual meeting one Class I director who will hold office until our 2007 meeting and one Class III director who will be elected to hold office until our 2006 annual meeting.

NOMINEE FOR ELECTION AS DIRECTORS

Andrew Martyn-Smith has been nominated by our board of directors to be elected as the Class I director to hold office until the 2007 annual meeting of our shareholders.

Randall Fox has been nominated by our board of directors to be elected as the Class III director to hold office until the 2006 annual meeting of our shareholders. Mr. Fox, age 51, is an attorney and managing partner at Reetz, Fox & Bartlett LLP. He has been practicing business law since 1978 and has represented a diverse client base. Mr. Fox also maintains an active investment portfolio and participates in numerous business and community groups. He has served on the Board of Directors, and as Chairman of the Board, of the Laguna Blanca School and the Rehabilitation Institute at Santa Barbara, which provides medical services for brain and spinal cord injuries.

It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of Mr. Fox and Mr. Martyn-Smith. Mr. Fox and Mr. Martyn-Smith have consented to being named in this proxy statement and to serve, if elected on our board of directors. In the event that Mr. Fox or Mr. Martyn-Smith should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their respective ages as of May 5, 2004 are as follows:

DIRECTORS:

Name of Director	Age
Eugene O’Hagan	65
Andrew Martyn-Smith	54

OFFICERS:

Name of Officer	Age	Office Held
Andrew Martyn-Smith	54	President, Chief Executive Officer, Chief Financial Officer and Treasurer
Marsha Chandler	52	Secretary
David Willett	38	Chief Operating Officer

Set forth below is a brief description of the background and business experience of each of our executive officers and directors for the past five years:

Mr. Eugene O’Hagan has been a member of our board of directors since August 19, 2001. Mr. O’Hagan’s principal employment has been in the business of real estate brokerage and investments since 1970.

Mr. Andrew Martyn-Smith has been a member of our board of directors since April 13, 2001, and was appointed as our chief executive officer, chief financial officer, president and treasurer on March 26, 2004. Mr. Martyn-Smith’s principal employment has been in the business of advertising, marketing, real estate brokerage and investments since 1976.

Ms. Marsha Chandler was appointed as our secretary on March 26, 2004. Ms. Chandler is a licensed California attorney and has acted as in-house counsel and/or consultant to us since 1999.

Mr. David Willett has been our Chief Operating Officer since February 1, 2004. Mr. Willett managed the engineering department at Pacific Scientific Electro-Kinetics Division, serving nine years prior to joining Turbodyne in 1996. From 1996 to 1999 he served as Vice President of Engineering for Turbodyne, building our engineering department and introducing our technology and products to the U.S and European automotive communities. In 2000, he became Vice President of Engineering and Operations for Vetronix Corporation, a world leader in automotive diagnostics, where he managed a staff of over 90 engineering and operations professionals and was responsible for a $12 million budget. Mr. Willett holds an MBA from Pepperdine University and an MSEE from the University of Wisconsin, Madison. As the sole owner of Enertran, Mr. Willett was a consultant to Turbodyne in 2002 and 2003.

COMPENSATION OF DIRECTORS

As at December 31, 2003, our directors were reimbursed for reasonable out-of-pocket expenses in connection with attendance at board of director and committee meetings, and are periodically granted options to purchase shares of our common stock at the discretion of our board of directors or our stock option committee, when constituted.

MEETINGS OF DIRECTORS DURING THE 2003 FISCAL YEAR

During our 2003 fiscal year, a total of 16 meetings of our board of directors were held and various matters were approved by consent resolution. All of our directors attended each of the meetings of our board of directors held during the 2003 fiscal year.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have an audit committee which currently consists of Mr. Martyn-Smith and Mr. O’Hagan. Our audit committee recommends the engagement of our independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants, and meets with the independent public accountants to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to our board of directors. Our board of directors has adopted an audit committee charter, a copy of which is attached to our Annual Report on Form 10-KSB for the year ended December 31, 2002.

Our audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its scheduled meetings.

We presently do not have a compensation committee, nominating committee, an executive committee of our board of directors, stock plan committee or any other committees. However, our board of directors will consider establishing various committees during the current fiscal year.

Audit Committee Meetings During Last Fiscal Year

Our audit committee held two meetings during the fiscal year ended December 31, 2003.

Report of the Audit Committee

The audit committee has reviewed and discussed the audited financial statements for fiscal year ended December 31, 2003 with Turbodyne's management. In addition, the audit committee has discussed with our independent public accountants, BDO Dunwoody, the matters required by Statement on Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from BDO Dunwoody required by Independence Standards Board Standard No. 1 and has discussed, with BDO Dunwoody, their independence. The audit committee considered the compatibility of non-audit services with the auditors' independence. Based on the discussions and reviews referenced above, the audit committee recommended to our Board of Directors that the audited financial statements for fiscal year ended December 31, 2003 be included in our annual report on Form 10-KSB for fiscal year ended December 31, 2003.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2003 all such filing requirements applicable to our officers and directors were complied with exception that reports were filed late by the following persons:

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Andrew Martyn-Smith, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director	1	1	1

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Eugene O’Hagan, Director	1	1	1

EXECUTIVE COMPENSATION

The following table sets forth certain compensation information as to the following individuals (our “named executive officers”) for the three most recently completed fiscal years ended December 31, 2003, 2002 and 2001:

(i)	our chief executive officer and chief financial officer; and
(ii)	our most highly compensated executive officer.

No other compensation was paid to our named executive officers other than the compensation set forth below.

SUMMARY COMPENSATION TABLE
			ANNUAL COMPENSATION			LONG TERM COMPENSATION
Name	Title	Year	Salary	Bonus	Other Annual Compen- sation	AWARDS		PAYOUTS	All Other Compen- sation
						Restricted Stock Awarded	Options/ SARs (#)	LTIP payouts ($)
Andrew Martyn- Smith(1)	President, Chief Executive Officer, Chief Financial Officer and Treasurer	2003 2002 2001	0 0 0	$26,970(2) 0 0	$1,000 0 0	0 0 0	500,000 175,000 0	0 0 0	0 0 0
Daniel Black(3)	Former President and Chief Executive Officer	2003 2002 2001	$45,800 $75,000 $82,000	0 0 0	0 0 0	0 0 0	223,000(5) 75,000 110,000	0 0 0	0 0 0
Charles Caverno(4)	Former Secretary and Chief Financial Officer	2003 2002 2001	$55,100 $99,000 $109,000	0 0 0	0 0 0	0 0 0	0 0 110,000	0 0 0	0 0 0

Notes:

(1)	Mr. Martyn-Smith was appointed as our president, chief executive officer, chief financial officer and treasurer on March 26, 2004.

(2)	Mr. Martyn-Smith received a bonus payment of $26,970 upon settlement of our claims against Sheppard, Mullin.

(3)	Mr. Black resigned as our president, chief executive officer and chief financial officer on March 26, 2004.

(4)	Mr. Caverno resigned as our chief financial officer and secretary on September 10, 2003.

(5)
During the year ended December 31, 2003, our board of directors approved the issuance of 223,000 options to replace options previously granted in favor of Mr. Dan Black, our former chief executive officer and president, which were cancelled or expired during the year. The new options have a $0.09 exercise price and expire November 10, 2008. Mr. Black has agreed not to exercise any options held by him unless we have sufficient authorized capital for the exercise of such options.

STOCK OPTION GRANTS

The following table sets forth information with respect to stock options granted to each of our named executive officers during our most recent fiscal year ended December 31, 2003:

OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted To Employees	Exercise Price (per Share)	Expiration Date
Andrew Martyn-Smith President, Chief Executive Officer, Chief Financial Officer and Treasurer	500,000	32.85	$0.04	August 26, 2006
Daniel Black Former President and Chief Executive Officer	223,000	14.6%	$0.09	November 10, 2008
Charles Caverno Former Secretary and Chief Financial Officer	Nil	N/A	N/A	N/A

EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES

The following is a summary of the share purchase options exercised by our chief executive officer and our named executive officers during the financial year ended December 31, 2003:

AGGREGATED OPTION/SAR EXERCISES DURING THE LAST FINANCIAL YEAR END AND FINANCIAL YEAR-END OPTION/SAR VALUES
Name (#)	Common Shares Acquired on Exercise ($)	Value Realized ($)	Unexercised Options at Financial Year-End (#) exercisable/unexercisable	Value of Unexercised In- The-Money Options/SARs at Financial Year-End ($) exercisable/unexercisable
Andrew Martyn-Smith President, Chief Executive Officer, Chief Financial Officer and Treasurer	NIL	NIL	675,000/NIL	$20,000/NIL

AGGREGATED OPTION/SAR EXERCISES DURING THE LAST FINANCIAL YEAR END AND FINANCIAL YEAR-END OPTION/SAR VALUES
Name (#)	Common Shares Acquired on Exercise ($)	Value Realized ($)	Unexercised Options at Financial Year-End (#) exercisable/unexercisable	Value of Unexercised In- The-Money Options/SARs at Financial Year-End ($) exercisable/unexercisable
Marsha Chandler Secretary	NIL	NIL	NIL /NIL	N/A/N/A
Daniel Black Former President and Former Chief Executive Officer	NIL	NIL	223,000/ NIL	NIL/ NIL
Charles Caverno Former Secretary and Former Chief Financial Officer	NIL	NIL	NIL / NIL	N/A/N/A

COMPENSATION ARRANGEMENTS

Management Agreements

We paid our former president and chief executive officer, Mr. Daniel Black, a salary of $75,000 per annum. Mr. Black resigned in March, 2004. Following Mr. Black’s resignation in 2004, we employed Mr. Black as one of our engineers pursuant to a written compensation agreement.

We paid our former secretary and chief financial officer, Mr. Charles Caverno, a salary of $109,000 per annum. Mr. Caverno resigned as our chief financial officer in September, 2003. We are not party to any written compensation agreement with Mr. Caverno.

Employment Contracts, Termination of Employment and Change in Control Arrangements

On February 1, 2004 we entered into an employment agreement with Andrew Martyn-Smith, our President, Chief Executive Officer and Chief Financial Officer. Pursuant to the terms of the employment agreement we agreed to pay Mr. Martyn-Smith a salary of $72,000 per year in consideration of services provided by Mr. Martyn-Smith to us in the capacity of Chief Executive Officer and Chief Financial Officer of Turbodyne. The employment agreement is deemed “at will” and may be terminated by us at any time with or without “good cause”, as defined under the agreement. Mr. Martyn-Smith is entitled to receive one year’s salary at the time of termination in the event the employment agreement is terminated without good cause, and six months salary in the event the agreement is terminated with good cause.

REPRICING OF OPTIONS

During the year ended December 31, 2002, our board of directors approved the re-pricing of options to purchase 38,000 shares granted in favor of Mr. Dan Black, our chief executive officer. The option price was reduced to $0.38 per share in order that the exercise price was more reflective of the then current trading price of our common stock and in order to provide a continuing performance incentive. These options were cancelled or expired in November, 2003 and 223,000 options were issued on November 13, 2003 to replace these and other previously cancelled options. The new options have a $0.09 exercise price and expire November 10, 2008. The option price was reduced to $0.09 per share in order that the exercise price was more reflective of the then current trading price of our common stock and in order to provide a continuing performance incentive.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Except as described below, none of the following persons has any direct or indirect material interest in any transaction to which we were or are a party during the past two years, or in any proposed transaction to which we propose to be a party:

(A)	any of our directors or executive officers;

(B)	any nominee for election as one of our directors;

(C)	any person who is known by us to beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(D)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons named in paragraph (a), (b) or (c) above.

Edward Halimi

Mr. Edward Halimi, now deceased, was one of our founders and a former director, president and chief executive officer of our company until June 30, 2001.

We subleased our Carpinteria facility on a month-to-month basis from a private company controlled by Mr. Halimi. This arrangement with Mr. Halimi’s private company was terminated when Turbodyne Systems entered into a new sub-lease for these premises on July 1, 2001. The monthly rental paid prior to July 1, 2001 was $28,840 plus operating costs, including taxes, insurance and utilities. We agreed to the payment of a total of $118,761 on execution of the sub-lease to the landlord on account of late rent from March 31, 2001 to June 30, 2001, late rent fees, a late tax payment fee, attorney fees and an annual insurance payment. Mr. Halimi’s estate remains a guarantor of our new lease for these premises.

We had previously been a party to an employment agreement with Mr. Halimi dated August 1, 1997, as amended January 27, 1998, whereby Mr. Halimi was employed as our president and chief executive officer and the president and chief executive officer of Turbodyne Systems Inc., one of our subsidiaries. We ceased making payments to Mr. Halimi as required by the employment agreement in November 2000. We concluded a settlement agreement with Mr. Halimi dated effective as of January 29, 2003. Under the terms of this settlement agreement, Mr. Halimi agreed to release us from any liability under the employment agreement. In exchange for this release, we issued to Mr. Halimi 45,000 shares of our Series X Preferred Stock at a deemed price of $20 per share, for aggregate consideration of $900,000. Each share of Series X Preferred Stock is identical to our common stock except that the shares are non-voting and are convertible at the option of the holder into one hundred shares of our common stock. We also agreed with Mr. Halimi to the exchange of 3,250,000 shares held by a private company controlled by Mr. Halimi into 32,500 shares of Series X Preferred Stock. In aggregate, a total of 77,500 shares of Series X Preferred Stock were issued to the private company controlled by Mr. Halimi. Mr. Halimi agreed not to exercise his conversion rights to the extent that as a result of such conversion Mr. Halimi would own more than 0.5% of our outstanding common stock.

Dieter and Lars Neujeffski

Dieter and Lars Neujeffski are former directors of Turbodyne. We issued 3,500,000 shares of our common stock to Lars Neujeffski, one of our former directors, for which proper consideration was not received.

We issued 3,142,048 shares to Mr. Dieter Neujeffski, one of our directors, at various prices ranging from $0.14 per share to $0.284 per share on a private placement basis for total proceeds of $509,739. The prices of the stock issued were based on the market price of our common stock at the date of issuance, with a discount to market to reflect the fact that the securities were issued as restricted shares. All shares were issued during the period from October 16, 2000 to June 28, 2001. Mr. Neujeffski was appointed as one of our directors on July 3, 2001 but was not elected as one of our directors at our last annual general meeting.

We entered into a settlement agreement with Dieter and Lars Neujeffski dated July 12, 2002. Under the terms of this agreement, we agreed to pay to Dieter and Lars Neujeffski an amount of $152,077.50. Mr. Lars

Neujeffski agreed to return the 3,500,000 shares registered in his name, subject to release by a third party bank to whom the shares have been pledged as collateral by Mr. Neujeffski. We have completed all payments to Dieter and Lars Neujeffski, however the release of shares by the bank has not been effected to date. In addition, we have agreed to buy back the 3,142,000 shares in the name of Dieter Neujeffski at a price of $0.17 per share. This buy back arrangement has not been completed to date.

LEGAL PROCEEDINGS

There are currently no legal proceedings to which any of Turbodyne’s directors and officers are a party adverse to Turbodyne or in which any of Turbodyne's directors and officers have a material interest adverse to Turbodyne.

PROPOSAL NUMBER TWO

AMENDMENT OF
ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On April 7, 2004, our board of directors approved an amendment to the Articles of Incorporation of Turbodyne to increase in the authorized common stock of Turbodyne to 1,000,000,000 shares of common stock. The increase to the number of shares will require an amendment to our Articles of Incorporation. Our board of directors has directed that the increase to the shares of authorized common stock and the corresponding amendment to our Articles of Incorporation be submitted for approval by our shareholders.

Our board of directors has determined that it would be in the best interests of Turbodyne to amend its Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 1,000,000,000 shares. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. Our board of directors believes it is in the best interests of Turbodyne to increase the number of authorized shares in order to give Turbodyne greater flexibility in financing its business operations, and to allow Turbodyne to avoid holding further stockholder meetings to increase its authorized capital to meet its financing requirements. The increase to the number of our authorized shares of common stock is also necessary as we currently do not have a sufficient number of authorized shares of our common stock available to be issued upon the exercise of outstanding stock options and share purchase warrants, the conversion of the outstanding shares of our Series X Preferred Stock and grants of options and the stock awards under our 2002 Stock Option Plan, our 2002 Stock Incentive Plan, our 2003 Stock Incentive Plan and our 2004 Stock Incentive Plan. The shares will be available for issuance by our board of directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional shares of common stock could have the effect of diluting earnings per share, voting power and shareholdings of shareholders. It could also have the effect of making it more difficult for a third party to acquire control of Turbodyne. We anticipate issuing additional shares of common stock in connection with future financings of Turbodyne. We presently do not have any agreement or other arrangement for any financing involving the issuance of shares of our common stock and there is no assurance we will enter into any equity financing arrangement. Current shareholders do not have preemptive rights to subscribe for, purchase or reserve any shares of the authorized capital stock of Turbodyne.

If the increase to our authorized shares of common stock is approved by our shareholders, we will file an amendment to our Articles of Incorporation with the Secretary of the State of Nevada as practicable after shareholder approval is obtained.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE INCREASE TO THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND A CORRESPONDING AMENDMENT TO TURBODYNE’S ARTICLES OF INCORPORATION.

PROPOSAL NUMBER THREE

APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

GENERAL

On March 31, 2004, our board of directors adopted our 2004 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enhance the long-term stockholder value of Turbodyne by offering opportunities to our directors, officers, employees and eligible consultants to acquire and maintain stock ownership in Turbodyne in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

The Internal Revenue Code of 1986 (the “Internal Revenue Code”), among other things, provides certain tax advantages to persons granted stock options under a qualifying "incentive stock option plan." In order to take advantage of the favorable tax attributes associated with such options that may be granted under the Plan, it is proposed that the shareholders approve the Plan.

A copy of the Plan is attached to this proxy statement as Exhibit A and the following description is qualified in its entirety by reference to the complete text of the Plan.

GRANTS OF AWARDS UNDER THE PLAN

The Plan authorizes the administrator of the Plan to grant awards of our common stock (“Awards”) to our directors, officers, employees and eligible consultants (each a “Participant”). Awards that may be granted under the Plan include stock options (“Options”) and stock awards (“Stock Awards”).

Options that are eligible for grant under the Plan to Participants include:

(a)
incentive stock options (“ISO Options”), whereby we will grant options to purchase shares of our common stock to Participants with the intention that the options qualify as "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code;

(b)
non-incentive stock options (“NQSO Options”), whereby we will grant options to purchase shares of our common stock to Participants that do not qualify as "incentive stock options" under the Internal Revenue Code;

Stock Awards eligible for grant under the Plan to Participants include:

(a)	compensation stock awards, whereby we will issue shares to a Participant as compensation for services to be provided by a participant pursuant to a written compensation contract;

(b)	restricted stock awards, whereby we will agree to sell shares to a Participant that are subject to restrictions;

(c)	bonus stock awards, whereby we will issue shares in consideration for services rendered to us by a Participant.

SHARES SUBJECT TO THE PLAN

Subject to adjustment from time to time as provided in the Plan, the number of shares of our common stock available for issuance pursuant to grants of Awards under the Plan is 15,000,000 shares of common stock. Shares issued under the Plan shall be drawn from the authorized and unissued shares of our common stock. As of May 5, 2004, no Awards to acquire shares of our common stock had been granted under the Plan. Accordingly, Awards to acquire 15,000,000 shares of our common stock remain available for future grants of Awards under the Plan. The shares subject to the Plan will be registered at our expense pursuant to the Securities Act, and applicable state securities acts, or will be issued by us pursuant to exemptions from the registration requirements of the Securities Act and applicable state securities acts.

PLAN ADMINISTRATOR

The Plan shall be administered by our board of directors (the “Board”) or a committee (a “Committee”) appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). At any time when no Committee has been appointed to administer the Plan, then the Board will be the Plan Administrator. To date the entire Board has acted as the Plan Administrator.

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of common stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration.

STOCK OPTIONS

The Plan provides for the issuance of either NQSO Options or ISO Options to Participants for the purchase of shares of our common stock from the 15,000,000 shares which have been set aside for grants of Awards under the Plan. Under the provisions of the Plan, it is intended that the ISO Options granted thereunder will qualify as options granted pursuant to Section 422 of the Internal Revenue Code, which will provide certain favorable tax consequences to Participants who are granted and elect to exercise such Options. The Plan Administrator may grant either NQSO Options or ISO Options for such number of shares to eligible participants as the Plan Administrator from time to time shall determine and designate. Shares involved in the unexercised portion of any terminated or expired Option may again be subjected to Options. The Plan Administrator is vested with discretion in determining the terms, restrictions and conditions of each Option. The option price of the Common Stock to be issued under the Plan will be determined by the Plan Administrator, provided that such price may not be less than 85% of the fair market value of the shares on the day prior to the date of grant for NQSO Options and 100% for the fair market value for ISO Options. Furthermore, if the participant owns greater than 10% of the total combined voting power of all classes of capital stock of Turbodyne, the exercise price of ISO Options may not be less than 110% of the fair market value of the Common Stock on the day prior to the date of the grant and the ISO Options cannot be exercised more than five years after the grant. The fair market value of a share of Turbodyne's Common Stock will initially be determined by averaging the closing high bid and low asked quotations for such share on the date of grant in the NASD OTC Bulletin Board.

Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Plan Administrator shall provide in such Option. With respect to ISO Options, the aggregate fair market value (determined as of the date the ISO Option is granted) of the stock with respect to which any ISO Option is exercisable for the first time by a Participant during any calendar year under the Plan (and under all incentive stock option plans of Turbodyne and its subsidiaries qualified under the Internal Revenue Code) shall not exceed $100,000.

The exercise price for shares purchased under an Option shall be paid in full to Turbodyne by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before Turbodyne will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(a)	cash;

(b)	check;

(c)
for Participants other than executive officers or directors of Turbodyne, tendering shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to Turbodyne's earnings for financial reporting purposes) that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option; or

(d)
for Participants other than executive officers or directors of Turbodyne, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by Turbodyne to deliver promptly to Turbodyne the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

An employee or consultant option will terminate at the earliest of the following dates:

–	the termination date specified in the applicable option agreement;

–	three (3) months after employment or consultant agreement with Turbodyne or its subsidiaries terminates; or

–	one (1) year after employment or the consultant agreement with Turbodyne or its subsidiaries terminates due to death or permanent and total disability.

Options otherwise expire a maximum of ten (10) years after the date on which the Option is granted, the actual term to be determined by the Plan Administrator. An Option is not transferable or assignable except by will or the laws of descent and distribution.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Plan Administrator in each individual grant. Options are not transferable except by will or by the laws of descent and distribution.

STOCK AWARDS

The Plan Administrator is authorized to make Stock Awards on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on achievement of performance goals), as the Plan Administrator shall determine, in its sole discretion. The terms, conditions and restrictions of each Stock Award shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation:

(a)
the value of the shares of common stock to be issued pursuant to the Stock Award by the Plan Administrator to a Participant, provided that value of the shares of common stock used in the determination of any Stock Award granted shall not be less than 85% of Fair Market Value of the common stock on the date of grant;

(b)
the price to be paid by the Participant or the amount and nature of services to be provided by the Participant to Turbodyne in consideration of the Stock Award, including the value of any services provided;

(c)	the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions; and

(d)	the circumstances under which repurchase or forfeiture of the Stock Award shall occur by reason of termination of the Participant's employment or service relationship.

PARTICIPANTS

Awards may be granted to any officer, director or employee of Turbodyne or a subsidiary of Turbodyne that the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor who provides services to Turbodyne or a subsidiary of Turbodyne (a “Consultant Participant”), so long as such Consultant Participant (a) is a natural person or an alter ego entity of the natural person providing the services; (b) renders bona fide services that are not in connection with the offer and sale of Turbodyne's securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for Turbodyne's securities. It is impossible at this time to determine who in the future among the eligible Participants may be selected to receive grants of Awards under the Plan or the number of shares of Turbodyne's Common Stock which may be the subject of any Awards granted. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to the success of Turbodyne as indicated by the Plan Administrator's evaluation of the position such eligible person occupies.

ADJUSTMENTS

With limited exceptions, in the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in Turbodyne's corporate or capital structure results in (a) the outstanding shares of common sock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of Turbodyne or of any other corporation or (b) new, different or additional securities of Turbodyne or of any other corporation being received by the holders of shares of Common Stock of Turbodyne, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities that may be made subject to Awards to any Participant; (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. The Plan provides for alternate adjustments in the event of a dissolution or liquidation of Turbodyne or in the event of a corporate transaction, as defined in the Plan, involving Turbodyne.

TERMINATION AND AMENDMENT

Unless sooner terminated as provided in the Plan, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the stockholders. The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Internal Revenue Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only. The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

EFFECTIVE DATE

The Plan became effective March 31, 2004. If the stockholders of Turbodyne do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options. Turbodyne expects that the ISO Options and NQSO Options granted under the Plan will be afforded the U.S. federal income tax treatment as described under "Federal Income Tax Consequences," below.

US FEDERAL INCOME TAX CONSEQUENCES

A participant receiving a NQSO Option under the Plan will not be in receipt of income under the Internal Revenue Code and the applicable Treasury Regulations thereunder, upon the grant of the NQSO Option. However, he will realize income at the time the NQSO Option is exercised in an amount equal to the excess of the fair market value of the common stock acquired on the date of exercise or six months thereafter with respect to a participant subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, unless such participant elects to include such excess in income on the exercise date under Section 83 of the Internal Revenue Code, over the purchase price. The amount of income realized by a participant will be treated as ordinary income, and Turbodyne will be entitled to deduct that same amount as a compensation expense. The tax basis of any common stock received by a participant will be its fair market value on the exercise date.

The granting of ISO Options will not produce income under the Internal Revenue Code and the applicable Treasury Regulations to the Participant and will not result in a tax deduction to Turbodyne. Upon exercise of such rights, any cash a Participant receives and the fair market value on the exercise date of any Common Stock received will be taxable to the participant as ordinary income. The amount of income recognized by a participant will be deductible by Turbodyne. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

Upon the granting of ISO Options, no taxable event will occur to a participant upon such grant or upon the exercise of ISO Options and Turbodyne will not be entitled to federal income tax deductions as the result. When a participant disposes of the shares acquired under an ISO Option, the difference between the option price and the selling price will be treated as long-term capital gain (or loss) if the shares are held for the requisite period of time. Under these constraints, shares may not be disposed of within two years from the date of the grant, or within one year after the shares are received in exercise of the Option. The holding periods are not applicable in the event of death of the shareholder. If shares acquired pursuant to an ISO Option under the Plan are disposed of prior to the end of these periods, generally the amount received which exceeds the price paid for the stock will be ordinary income to the optionee, and there will be a corresponding deduction to Turbodyne for federal income tax purposes.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE 2004 STOCK INCENTIVE PLAN.

PROPOSAL NUMBER FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Our board of directors has appointed BDO Dunwoody LLP effective March 6, 2002 as the independent public accountants of Turbodyne for the fiscal year ending December 31, 2003. BDO Dunwoody LLP audited Turbodyne’s financial statements for the fiscal years ending December 31, 2003, 2002 and 2001.

Turbodyne anticipates that a representative of BDO Dunwoody LLP will be present at the annual meeting. The representative will have the opportunity to make a statement if they desire to do so.

In the event ratification by the shareholders of the appointment of BDO Dunwoody LLP as Turbodyne’s independent public accountants is not obtained, our board of directors will reconsider such appointment.

AUDIT FEES

The aggregate fees billed for the two most recently completed fiscal years ended December 31, 2003 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended December 31, 2003	Year Ended December 31, 2002
Audit Related Fees	$102,000	$150,000
Tax Fees	$7,000	$0
All Other Fees	$0	$0
Total	$109,000	$150,000

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by our auditors for: (a) directly or indirectly operating, or supervising the operation of, the our information system or managing our local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole. As there were no fees billed or expended for the above services, our board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from Turbodyne.

INDEPENDENCE

Our audit committee pre-approves all non-audit services to be performed by our principal accountant in accordance with our audit committee charter.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF BDO DUNWOODY LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF TURBODYNE FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

FORWARD–LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on Turbodyne’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. Turbodyne does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE SHAREHOLDER PROPOSALS

It is anticipated that the release date for Turbodyne’s proxy statement and form of proxy for this current annual meeting of shareholders will be June 14, 2004. The deadline for submittals of shareholder proposals to be included in the proxy statement and form of proxy for Turbodyne’s next annual general meeting of shareholders will be April 1, 2005. Shareholder proposals must satisfy the conditions established by the SEC for shareholder proposals in order to be included in Turbodyne’s proxy statement for that meeting.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

BY ORDER OF THE BOARD OF DIRECTORS OF
TURBODYNE TECHNOLOGIES, INC.

“Andrew Martyn-Smith”

ANDREW MARTYN-SMITH
President, Chief Executive Officer,
Chief Financial Officer and Treasurer

Carpinteria, California
May 31, 2004

EXHIBIT A

TO THE PROXY STATEMENT OF

TURBODYNE TECHNOLOGIES, INC.

FOR ITS 2004 ANNUAL GENERAL MEETING

2004 STOCK INCENTIVE PLAN

TURBODYNE TECHNOLOGIES, INC.
2004 STOCK INCENTIVE PLAN

ARTICLE 1. THE PLAN

1.1          Title

This plan is entitled the “2004 Stock Incentive Plan” (the "Plan") of TURBODYNE TECHNOLOGIES, INC., a Nevada corporation (the "Company”).

1.2          Purpose

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company and any Related Company, as defined below, to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company.

ARTICLE 2. DEFINITIONS

The following terms will have the following meanings in the Plan:

"Award" means any Option or Stock Award.

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing the award or in an employment or services agreement between the Company or a Related Company and a Participant, means a material breach of the employment or services agreement, dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Common Stock" means the common stock, par value $0.001 per share, of the Company.

"Consultant Participant" means a Participant who is defined as a Consultant Participant in Article 5.

"Corporate Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Company or a Related Company and a Participant, means consummation of either.

(a)	a merger or consolidation of the Company with or into any other corporation, entity or person or

(b)
a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets; provided, however, that a Corporate Transaction shall not include a Related Party Transaction.

"Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the

1

opinion of the Company, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

"Employment Termination Date" means, with respect to a Participant, the first day upon which the Participant no longer has an employment or service relationship with the Company or any Related Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means the per share value of the Common Stock determined as follows (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if there is no such reported market for the Common Stock for the date in question, then an amount determined in good faith by the Plan Administrator.

"Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention, as reflected in the instrument evidencing the Option, that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

"Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means the right to purchase Common Stock granted under Article 7.

"Option Expiration Date" has the meaning set forth in Article 7.6.

"Option Term" has the meaning set forth in Article 7.3.

"Participant" means the person to whom an Award is granted and who meets the eligibility requirements imposed by Article 5, including Consultant Participants, as defined in Article 5.

"Plan Administrator" has the meaning set forth in Article 3.1.

"Related Company" means any entity that, directly or indirectly, is in control of or is controlled by the Company.

"Related Party Transaction" means (a) a merger or consolidation of the Company in which the holders of shares of Common Stock immediately prior to the merger hold at least a majority of the shares of Common Stock in the Successor Corporation immediately after the merger; (b) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all the Company's assets to a wholly-owned subsidiary corporation; (c) a mere reincorporation of the Company; or (d) a transaction undertaken for the sole purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company's securities immediately before such transaction.

2

"Retirement," unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan, means retirement on or after the individual's normal retirement date under the Company's 401(k) plan or other similar successor plan applicable to salaried employees.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Award" means an Award of shares of Common Stock or units denominated in Common Stock granted under Article 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

"Successor Corporation" has the meaning set forth in Article 12.3.1.

"Vesting Commencement Date" means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Article 7.4.

ARTICLE 3. ADMINISTRATION

3.1          Plan Administrator

The Plan shall be administered by the Board or a committee appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. At any time when no committee has been appointed to administer the Plan, then the Board will be the Plan Administrator.

3.2          Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

ARTICLE 4. STOCK SUBJECT TO THE PLAN

4.1          Authorized Number of Shares

Subject to adjustment from time to time as provided in Article 12.1, the number of shares of Common Stock available for issuance under the Plan shall be 15,000,000 shares of common stock.

Shares issued under the Plan shall be drawn from authorized and unissued shares of the Company’s common stock.

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4.2          Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan; provided, however, that the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the share number stated in Article 4.1, subject to adjustment from time to time as provided in Article 12.1; and provided, further, that for purposes of Article 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

ARTICLE 5. ELIGIBILITY

An Award may be granted to any officer, director or employee of the Company or a Related Company that the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor who provides services to the Company or any Related Company (a “Consultant Participant”), so long as such Consultant Participant (a) is a natural person or an alter ego entity of the natural person providing the services; (b) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 6. AWARDS

6.1          Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2          Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

ARTICLE 7. AWARDS OF OPTIONS

7.1          Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to grant Options as Incentive Stock Options or as Non-Qualified Stock Options, which shall be appropriately designated.

7.2          Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, provided that:

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(a)          the exercise price for Options granted to Participants other than Consultant Participants but shall not be less than the minimum exercise price required by Article 8.3 with respect to Incentive Stock Options and shall not be less than 85% of Fair Market Value of the Common Stock on the Grant Date with respect to Non-Qualified Stock Options;

(b)         the exercise price for Options granted to Consultant Participants shall not be less than the lesser of 85% of Fair Market Value of the Common Stock on the Grant Date.

7.3          Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the "Option Term") shall be as established for that Option by the Plan Administrator or, if not so established, shall be ten years from the Grant Date.

7.4          Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Article 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5          Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(a)	cash;

(b)	check;

(c)
for Participants other than executive officers or directors of the Company, tendering (either actually or, if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option; or

(d)
for Participants other than executive officers or directors of the Company, if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

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7.6           Post-Termination Exercises

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if the Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Except as otherwise set forth in this Article 7.6, any portion of an Option that is not vested and exercisable on the Employment Termination Date shall expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the Employment Termination Date shall expire on the earliest to occur of

	(i)	if the Participant's Employment Termination Date occurs for reasons other than Cause, Retirement, Disability or death, the day which is three months after such Employment Termination Date;

	(ii)	if the Participant's Employment Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Employment Termination Date; and

	(iii)	the last day of the Option Term (the "Option Expiration Date").

Notwithstanding the foregoing, if the Participant dies after his or her Employment Termination Date but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, all Options granted to that Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant's relationship with the Company or a Related Company has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(c)
A Participant's transfer of employment or service relationship between or among the Company and any Related Company, or a change in status from an employee to a consultant, agent, advisor or independent contractor or a change in status from a consultant, agent, advisor or independent contractor to an employee, shall not be considered a termination of employment or service relationship for purposes of this Article 7. Unless the Plan Administrator determines otherwise, a termination of employment or service relationship shall be deemed to occur if a Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

(d)	The effect of a Company-approved leave of absence on the application of this Article 7 shall be determined by the Plan Administrator, in its sole discretion.

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(e)
If a Participant's employment or service relationship with the Company or a Related Company terminates by reason of Disability or death, the Option shall become fully vested and exercisable for all the shares subject to the Option. Such Option shall remain exercisable for the time period set forth in this Article 7.6.

ARTICLE 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1          Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Non-Qualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2          Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.3          Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "Ten Percent Stockholder"), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4          Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Employment Termination Date if termination was for reasons other than death or disability, (b) more than one year after the Employment Termination Date if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.5          Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

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8.6          Code Definitions

For the purposes of this Article 8, "parent corporation," "subsidiary corporation" and "disability" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

ARTICLE 9. STOCK AWARDS

9.1          Grant of Stock Awards

The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on achievement of performance goals), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation:

(a)
the value of the shares of common stock to be issued pursuant to the Stock Award by the Plan Administrator to a Participant, provided that value of the shares of Common Stock used in the determination of any Stock Award granted shall not be less than 85% of Fair Market Value of the Common Stock on the Grant Date;

(b)
the price to be paid by the Participant or the amount and nature of services to be provided by the Participant to the Company in consideration of the Stock Award, including the value of any services provided;

(c)	the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions; and

(d)	the circumstances under which repurchase or forfeiture of the Stock Award shall occur by reason of termination of the Participant's employment or service relationship.

9.2          Issuance of Shares

Stock Awards that may be granted by the Plan Administrator including the following types of Stock Awards, without limitation:

(a)	Restricted Stock Awards, whereby the Company sells shares of Common Stock to a Participant that is subject to restrictions;

(b)
Compensation Stock Awards, whereby the Company issues shares of Common Stock to a Participant as compensation for services provided or to be provided by the Participant pursuant to an employment or consultant agreement;

(c)	Bonus Stock Awards, whereby the Company issues shares of Common Stock in consideration for services rendered to the Company by a Participant.

The value of the shares of Common Stock used in the determination of any Stock Award granted by the Plan Administrator to a Participant shall not be less than 85% of Fair Market Value of the Common Stock on the Grant Date.

9.3          Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the

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Participant or, in the case of the Participant's death, to the personal representative of the Participant's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.4          Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

ARTICLE 10. WITHHOLDING

10.1         General

The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to issue any shares Common Stock under the Plan until such obligations are satisfied.

10.2         Payment of Withholding Obligations in Cash or Shares

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a portion of any shares of Common Stock that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering any shares of Common Stock that the Participant previously acquired having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has held the surrendered shares for less than six months).

ARTICLE 11. ASSIGNABILITY

Neither an Award nor any interest therein may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award or may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Award.

ARTICLE 12. ADJUSTMENTS

12.1         Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure, including,

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without limitation, a Related Party Transaction, results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Article 4 and the maximum number and kind of securities that may be made subject to Stock Awards and to Awards to any individual as set forth in Article 4.3, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Article 12.1 but shall be governed by Articles 12.2 and 12.3, respectively.

12.2         Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options and Stock Awards denominated in units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

12.3         Corporate Transaction

Options

(a)
In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing an Option (or in a written employment or services agreement between a Participant and the Company or Related Company) and except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation").

(b)
If, in connection with a Corporate Transaction, the Successor Corporation refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to 100% of the unvested portion of the Option. In such case, the Plan Administrator shall notify the Participant in writing or electronically that the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Corporate Transaction has occurred.

(c)
For the purposes of this Article 12.3, the Option shall be considered assumed or substituted for if following the Corporate Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

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(d)	All Options shall terminate and cease to remain outstanding immediately following the Corporate Transaction, except to the extent assumed by the Successor Corporation.

12.4         Further Adjustment of Awards

Subject to Articles 12.2 and 12.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change of control that is the reason for such action.

12.5         Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

12.6         Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

ARTICLE 13. AMENDMENT AND TERMINATION

13.1         Amendment or Termination of Plan

The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

13.2         Term of Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

13.3         Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a

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manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Article 12 shall not be subject to these restrictions.

ARTICLE 14. GENERAL

14.1         Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

14.2         No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

14.3         Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.4         No Rights as a Stockholder

No Option or Stock Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

14.5         Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to

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the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

14.6         Participants in Other Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

14.7         No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

14.8         Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

14.9         Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of law.

14.10        Insufficiency of Authorized Capital

No stock awards shall be issued under the Plan if such stock awards would cause the Company to issue a greater number of its shares of common stock than is authorized under the Company’s Articles of Incorporation. In the event that the Company grants any stock options that, if exercised, would cause the Company to issue a greater number of its shares of common stock than is authorized under the Company’s Articles of Incorporation, any such options shall be subject to an increase of the Company’s authorized capital sufficient to permit exercise of such options at the next general meeting of the Company’s stockholders.

ARTICLE 15. EFFECTIVE DATE

The effective date is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options.

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PROXY

ANNUAL MEETING OF SHAREHOLDERS OF

TURBODYNE TECHNOLOGIES, INC.
(the "Company")

TO BE HELD AT:

     6155 CARPINTERIA AVENUE
CARPINTERIA, CALIFORNIA 93013
ON JUNE 30, 2004 AT 11:00 AM (PACIFIC TIME)

The undersigned shareholder (“Registered Shareholder”) of the Company hereby appoints, ANDREW MARTYN-SMITH, a Director of the Company, or failing this person, EUGENE O’HAGAN, a Director of the Company, or in place of the foregoing, _____________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Withhold
1.	Election of One Class I Director:
Nominee – ANDREW MARTYN-SMITH

2.	Election of One Class III Director:
Nominee – RANDALL FOX

		For	Against	Abstain

3.	Approval of Increase of the Number of Shares of Authorized Common Stock to
1,000,000,000 Shares

4.	Approval of 2004 Stock Incentive Plan

5.	Ratification of the Selection of BDO Dunwoody, as Independent Public
Accountants

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.
This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the Company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman the Meeting, must accompany the Instrument of Proxy.

3.
If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions may do the following:

(a)
appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)
appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.
The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada Proxy Dept. 100 University Avenue 9th Floor Toronto Ontario M5J 2Y1 Fax: Within North America: 1-866-249-7775 Outside North America: (416) 263-9524